FIRST QUARTER 2017 INVESTOR PRESENTATION

Symbol: SRCE

www.1stsource.com

DISCLOSURES

Forward-Looking Statements

Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise.

Non-GAAP Financial Measures

The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures.

CORPORATE OVERVIEW

$5.5 billion Community Bank with International Reach headquartered in South Bend, Indiana

Community Banking:

- Locations throughout Northern Indiana and Southwestern Michigan
- Personal and business banking, payment services, lending, mortgage, and leasing
- Investment management, wealth advisory and estate planning, and retirement planning services
- Business and consumer insurance sales

Specialty Finance:

- National and international footprint
- Construction machinery
- Corporate and personal aircraft
- Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans
- Truck rental and leasing

MISSION AND VISION

Mission

To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term.

Vision

- Offer our clients the highest-quality service
- Support a proud family of colleagues who personify the 1st Source spirit of partnership
- Be the financial institution of choice in each market we serve
- Remain independent and nurture pride of ownership among all 1st Source colleagues
- Achieve long-term, superior financial results



WIN WITH PEOPLE
ACHIEVE DISTINCTIVE CONVENIENCE
CONTINUE LEAN JOURNEY
GROW PRIMARY RELATIONSHIPS
PRODUCE SUPERIOR FINANCIALS
COMMUNITY LEADERSHIP
OUTSTANDING CLIENT SERVICE
SUPERIOR QUALITY
TEAMWORK
INTEGRITY

MARKET AREA



MICHIGAN
INDIANA
Kalamazoo
St. Joseph
Dowagiac
Cass
Niles
Granger
Michigan City
South Bend
Mishawaka
New Carlisle
Portage
Chesterton
LaPorte
Westville
North Liberty
Elkhart
Osceola
Dunlap
Goshen
Middlebury
La Grange
Steuben
Nappanee
Valparaiso
Walkerton
LaPaz
Bremen
Kouts
LaCrosse
Knox
Plymouth
Porter
Hebron
Argos
Warsaw
Noble
DeKalb
Allen
Starke
Marshall
Pulaski
Fulton
Columbia City
Fort Wayne
New Haven
Winamac
Rochester
Kosciusko
Whitley
Miami
Wabash
Huntington
Wells
White
Bluffton
Lafayette
Tippecanoe

Specialty Finance
Loans: $2.13 billion

Community Bank
Loans: $2.23 billion

BUSINESS MIX (LOANS AND LEASES)





Personal Community Banking	29%	51%
Business Community Banking	71%	
Specialty Finance		49%



COMMUNITY BANKING

- **82** Banking Centers
- **103** Twenty-four hour ATMs
- **10** 1st Source Insurance offices
- **8** Trust & Wealth Advisory locations with approximately $4.4 billion of assets under management



In person



Online



Over the phone



Mobile

COMMUNITY BANKING MARKET AREA



Higher Education



Steel Production



Regional Medical Hub



Medical Devices



Agriculture



Distribution Hub



Recreational Vehicle Manufacturing

17 – County Market

Market Households	797,863
Client Households	102,353
Penetration	12.8%
Businesses (approx)	74,600
Business Clients	14,963
Penetration	20.1%

As of December 31, 2016

1st Source Corporation

SPECIALTY FINANCE GROUP SERVICES



Aircraft Division— $784MM

Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail.



Auto and Light Truck Division — $430MM

Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, motor coaches, funeral cars and step vans.



Construction Equipment Division— $513MM

Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.)



Medium and Heavy Duty Truck Division — $290MM

The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills.

EXPERIENCED AND PROVEN TEAM

Executive Team

- 5 executives with an average 35 years each of banking experience and 25 years with 1st Source

Business Banking Officers

- 35 business banking officers with an average 20 years each of lending experience and 11 years with 1st Source

Specialty Finance Group Officers

- 26 specialty finance officers with an average 28 years each of lending experience and 11 years with 1st Source

PERFORMANCE – CLIENT

- #1 deposit share in our 15 contiguous county market
- #1 SBA Lender in our Indiana footprint
- #2 SBA Lender in State of Indiana



Source Bank
Source Bank

- Best Branch Service in the Midwest – MSR Group, 2015 & 2016
- Indiana SBA Community Lender Award – 2013 - 2016
- Michiana's Best Bank for Business – Northwest Indiana Business Quarterly
- Michiana's Best Company to Work For – Northwest Indiana Business Quarterly
- Michiana's Best Bank for Customer Service – Northwest Indiana Business Quarterly
- One of the Highest Customer Advocacy Scores among banks in Midwest – MSR Group, 2015 & 2016
- 2016 Business of the Year (Revenue More than $5 Million) – Greater Fort Wayne Business Weekly

FINANCIAL REVIEW

GROWING LOAN PORTFOLIO

Total Average Loans & Leases ($MM)


Loans & Leases
Yield on Loans & Leases - FTE (%)*
Compound Annual Growth Rate: 6.29%
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
3434
3640
3837
4114
4187
4.69
4.42
4.39
4.28
4.35
2013
2014
2015
2016
2017 YTD

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

DIVERSIFIED LOAN PORTFOLIO

Average Loans by Type



Commercial and Agricultural 20%
Commercial Real Estate 17%
Residential Real Estate 12%
Consumer 3%
Medium and Heavy Duty Truck 7%
Auto and Light Truck 10%
Construction Equipment 12%
Aircraft 19%

1st Source Corporation

Aircraft Portfolio – Industries by NAICS



Retail Trade 12%
Construction 11%
Manufacturing 8%
Ag, Forestry, Fishing & Hunting 6%
Wholesale Trade 4%
Other* 7%
Transportation & Warehousing 22%
Finance & Insurance and Real Estate 16%
Services 14%

*Other includes: Mining & Utilities, Information, & Public Administration

STRONG CREDIT QUALITY

% of Net Loans and Leases

Loan & Lease Loss Reserve



Stable Reserves
2.35%
2.31%
2.21%
2.11%
2.13%
2013
2014
2015
2016
2017 YTD

Nonperforming Assets



Low Nonperforming Assets
1.29%
1.13%
0.50%
0.70%
0.63%
2013
2014
2015
2016
2017 YTD

Net Charge-Offs / (Recoveries)



Limited Losses
0.02%
0.06%
(0.02%)
0.13%
(0.06%)
2013
2014
2015
2016
2017 YTD

1st Source Corporation

CORE DEPOSIT FRANCHISE



Total Average Deposits ($MM)
Non-core Deposits
Core Deposits
Effective Rate on Deposits (%)
Compound Annual Growth Rate: 4.72%
5500
4400
3300
2200
1100
0
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
3701
225
3476
0.45%
3778
270
3508
0.30%
3961
329
3632
0.29%
4303
431
3872
0.35%
4299
358
3941
0.35%
2013
2014
2015
2016
2017 YTD

* Non-core deposits include CDs over $250,000 and brokered CDs.

ATTRACTIVE CORE DEPOSIT FRANCHISE

Average Deposits By Type


Savings and Interest Bearing Demand 53%
Noninterest Bearing Demand 22%
CD and IRA 25%

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET*

Leading Market Share in Community Banking Markets ($000)



$4,300,000
$3,800,000
$3,300,000
$2,800,000
$2,300,000
$1,800,000
$1,300,000
$800,000
June 10
June 11
June 12
June 13
June 14
June 15
June 16

	2016
1st Source	13.37%
Chase	9.44%
Wells Fargo	9.27%
Lake City Bank	8.19%
Horizon Bank	5.09%
Fifth Third	4.77%

Data as of June 2016 – FDIC (via SNL Financial)

*Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan.

NET INCOME & EARNINGS PER SHARE



($MM)
$70
$60
$50
$40
$30
$20
$10
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
55.0
58.1
57.5
57.8
13.8
16.2
2.03
2.17
2.17
2.22
0.53
0.62
2013
2014
2015
2016
2016 YTD
2017 YTD
Net Income
EPCS (Diluted)

NET INTEREST MARGIN (FTE)*


($MM)
$220
$176
$132
$88
$44
$0
7.00%
5.60%
4.20%
2.80%
1.40%
0.00%
158.6
162.2
168.2
171.5
41.8
44.2
3.67
3.59
3.60
3.43
3.45
3.53
2013
2014
2015
2016
2016 YTD
2017 YTD
Net Interest Income ($MM)
Net Interest Margin (%)

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

DIVERSE SOURCES OF NONINTEREST INCOME

Noninterest Income Composition

YTD = $17.6MM*



Equipment Rental 7%
Mortgage Banking 5%
Trust and Wealth Advisory 28%
Insurance Commissions 10%
Fair Value of Assets Under Management of $4.4B
Service Charges on Deposit Accounts 13%
Other 21%
Debit Card 16%

29% of Total Revenue*

* Note: Equipment rental income is shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix .

OPERATING EXPENSES



($MM)
$160.0
$120.0
$80.0
$40.0
$0.0
100.0%
75.0%
50.0%
25.0%
0.0%
136.3
136.1
140.8
142.0
35.6
35.4
62.4
60.6
60.9
60.2
62.3
57.8
2013
2014
2015
2016
2016 YTD
2017 YTD
Noninterest Expense ($MM)*
Efficiency - Adjusted (%)*

* Note: Noninterest expense is shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix.

STRONG CAPITAL POSITION

Tier 1 Leverage Ratio


12.08%
12.16%
12.21%
12.11%
12.39%
5% Well Capitalized
2013
2014
2015
2016
2017 YTD

Tier 1 Risk Based Ratio


14.54%
14.57%
13.65%
13.80%
13.88%
8% Well Capitalized
2013
2014
2015
2016
2017 YTD

Total Risk Based Capital Ratio


15.86%
15.89%
14.97%
15.12%
15.18%
10% Well Capitalized
2013
2014
2015
2016
2017 YTD

Tangible Common Equity / Tangible Assets*


10.76%
11.15%
10.96%
10.89%
11.11%
2013
2014
2015
2016
2017 YTD

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

TANGIBLE BOOK VALUE PER COMMON SHARE*


Consistent Growth
$27.50
$24.00
$20.50
$17.00
$13.50
$10.00
Compound Annual Growth Rate: 7.30%
$14.95
$16.38
$17.67
$18.65
$20.16
$21.49
$22.75
$23.22
2010
2011
2012
2013
2014
2015
2016
2017 YTD

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

COMMON DIVIDENDS PER SHARE



29 YEARS OF CONSECUTIVE DIVIDEND GROWTH
Compound Annual Growth Rate: 3.95%
$0.900
$0.800
$0.700
$0.600
$0.500
$0.400
$0.300
$0.200
$0.100
$0.000
0.509
0.527
0.536
0.555
0.582
0.600
0.618
0.645
0.671
0.720
0.370
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017 YTD

1st Source Corporation

DELIVERING RETURNS TO SHAREHOLDERS



Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices
1st Source
S&P 500
Wilshire 5000
Russell 2000
NASDAQ
$25,000
$20,000
$15,000
$10,000
$5,000
$0
9/30/1971
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
$21,666
$9,641
$6,476
$5,002
$2,822

1st Source Corporation

DELIVERING RETURNS TO SHAREHOLDERS



December 31, 2007 - April 30, 2017
1st Source Corp
KBW NASDAQ Bank
NASDAQ Bank
S&P 500 Bank
SNL U.S. Bank
KBW NASDAQ Regional Bank
Price Change (%)
200.00
150.00
100.00
50.00
0.00
(50.00)
(100.00)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
172.52%
35.17%
32.28%
2.83%
(1.71%)
(3.34%)

Ownership Summary

Shareholder Type	Shares	% of Total
Insiders	10,598,931	40.9%
Institutional	10,398,910	40.1%
Retail/Other	3,709,358	14.3%
1st Source ESOP	1,216,431	4.7%
Total Shares Outstanding[(1)]	**25,923,630**	**100.0%**

Rank	Institution (Top 10 Institutions)	Shares	% of Total
1	Dimensional Fund Advisors LP	2,216,392	8.5%
2	BlackRock Inc.	1,085,358	4.2%
3	Vanguard Group Inc.	737,970	2.8%
4	Manulife Asset Mgmt. (US) LLP	601,623	2.3%
5	AllianceBernstein LP	501,123	1.9%
6	State Street Global Advisors, Inc.	304,281	1.2%
7	Wellington Management Co. LLP	264,615	1.1%
8	JP Morgan Asset Mgmt.	253,056	1.0%
9	Norges Bank Investment Management	249,691	1.0%
10	Northern Trust Global Investments	240,340	0.9%
	Top 10 Institutions[(2)]	**6,454,449**	**24.8%**
	Other	3,944,461	15.3%
	Total Institutional Ownership[(2)]	**10,398,910**	**40.1%**



Retail/Other
14.3%
1st Source ESOP
4.7%
Institutional
40.1%
Insiders
40.9%

(1) As of March 31, 2017
(2) As of December 31, 2016 or most recently reported data
Source: SNL Financial and Company filings

PERFORMANCE – FINANCIAL

- #10 of 102 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine
- Top 15th Percentile of Community Banks – Seifried & Brew
- 5 Star "Superior" Rating – Bauer Financial
- 29 years of consecutive dividend growth


1st Source Bank

INVESTMENT CONSIDERATIONS

- Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth
- Experienced and proven team with significant investment in bank
- Diversification of product mix and geography with asset generation capability
- Leading market share in community banking markets
- Stable credit quality, strongly reserved
- Strong capital position and 29 consecutive years of dividend growth

CONTACT INFORMATION

Christopher J. Murphy III

Chairman of the Board and CEO

(574) 235-2711

murphy-c@1stsource.com

Andrea G. Short

CFO and Treasurer

(574) 235-2348

shorta@1stsource.com

APPENDIX

PRESENT INITIATIVES

Banking Centers

- Rebuild Calumet North
- Opening in Sarasota, Florida
- Consolidation of banking centers

Expanding Product Lines

- Solar
- Bus/Motor Coach

Leadership

- New Auto and Light Truck Division Head
- New Technology Leadership

Reconciliation of Non-GAAP Financial Measures

Calculation of Yield on Loans and Leases

(Dollars in thousands)	2013	2014	2015	2016	2017 YTD
(A) Loans and leases interest income (GAAP)	$ 160,837	$ 160,753	$ 168,327	$ 175,532	$ 44,803
(B) Plus: loans and leases fully tax-equivalent adjustments	355	274	284	584	150
(C) Loans and leases interest income - FTE (A+B)	161,192	161,027	168,611	176,116	44,953
(D) Average loans and leases	$ 3,433,938	$ 3,639,985	$ 3,837,149	$ 4,113,508	$ 4,187,231
(E) Annualization factor	1.00	1.00	1.00	1.00	4.06
Yield on loans and leases (GAAP) (A*E)/D	4.68%	4.42%	4.39%	4.27%	4.34%
Yield on loans and leases - FTE (C*E)/D	4.69%	4.42%	4.39%	4.28%	4.35%

Calculation of Net Interest Margin

(Dollars in thousands)	2013	2014	2015	2016	2017 YTD
(A) Interest income (GAAP)	$ 179,585	$ 178,554	$ 184,684	$ 191,760	$ 49,372
(B) Plus: fully tax-equivalent adjustments	1,826	1,839	1,698	1,825	461
(C) Interest income - FTE (A+B)	181,411	180,393	186,382	193,585	49,833
(D) Interest expense (GAAP)	22,768	18,225	18,163	22,101	5,645
(E) Net interest income (GAAP) (A-D)	156,817	160,329	166,521	169,659	43,727
(F) Net interest income - FTE (C-D)	158,643	162,168	168,219	171,484	44,188
(G) Average earning assets	$ 4,325,907	$ 4,513,631	$ 4,668,811	$ 5,003,922	$ 5,075,410
(H) Annualization factor	1.00	1.00	1.00	1.00	4.06
Net interest margin (GAAP) (E*H)/G	3.63%	3.55%	3.57%	3.39%	3.49%
Net interest margin - FTE (F*H)/G	3.67%	3.59%	3.60%	3.43%	3.53%

Noninterest Income

(Dollars in thousands)	2017 YTD
(A) Noninterest income (GAAP)	$ 23,307
(B) Less: depreciation - leased equipment	(5,680)
Noninterest income - adjusted (A-B)	$ 17,627

1st Source Corporation

Reconciliation of Non-GAAP Financial Measures

Noninterest Expense

(Dollars in thousands)	2013	2014	2015	2016	2016 YTD	2017 YTD
(A) Noninterest expense (GAAP)	$ 149,314	$ 150,040	$ 159,114	$ 163,645	$ 40,705	$ 41,119
(B) Less: depreciation - leased equipment	(13,055)	(13,893)	(18,280)	(21,678)	(5,101)	(5,680)
Noninterest expense - adjusted (A-B)	$ 136,259	$ 136,147	$ 140,834	$ 141,967	$ 35,604	$ 35,439

Calculation of Efficiency Ratio

(Dollars in thousands)	2013	2014	2015	2016	2016 YTD	2017 YTD
(A) Net interest income (GAAP)	$ 156,817	$ 160,329	$ 166,521	$ 169,659	$ 41,289	$ 43,727
(B) Net interest income - FTE	158,643	162,168	168,219	171,484	41,750	44,188
(C) Plus: noninterest income (GAAP)	77,212	77,887	83,316	88,945	21,627	23,307
(D) Less: gains/losses on investment securities and partnership investments	(4,571)	(3,151)	(2,130)	(3,873)	(1,109)	(1,314)
(E) Less: depreciation - leased equipment	(13,055)	(13,893)	(18,280)	(21,678)	(5,101)	(5,680)
(F) Total net revenue (GAAP) (A+C)	234,029	238,216	249,837	258,604	62,916	67,034
(G) Total net revenue - adjusted (B+C-D-E)	218,229	223,011	231,125	234,878	57,167	60,501
(H) Noninterest expense (GAAP)	149,314	150,040	159,114	163,645	40,705	41,119
(E) Less: depreciation - leased equipment	(13,055)	(13,893)	(18,280)	(21,678)	(5,101)	(5,680)
(I) Less: contribution expense limited to gains on investment securities in (D)	-	(963)	-	(484)	-	(462)
(J) Noninterest expense - adjusted (H-E-I)	$ 136,259	$ 135,184	$ 140,834	$ 141,483	$ 35,604	$ 34,977
Efficiency ratio (GAAP-derived) (H/F)	63.8%	63.0%	63.7%	63.3%	64.7%	61.3%
Efficiency ratio - adjusted (J/G)	62.4%	60.6%	60.9%	60.2%	62.3%	57.8%

Reconciliation of Non-GAAP Financial Measures

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)	2013	2014	2015	2016	2017 YTD
(A) Total common shareholders' equity (GAAP)	$ 585,378	$ 614,473	$ 644,053	$ 672,650	$ 685,934
(B) Less: goodwill and intangible assets	(86,343)	(85,371)	(84,676)	(84,102)	(83,960)
(C) Total tangible common shareholders' equity (A-B)	499,035	529,102	559,377	588,548	601,974
(D) Total assets (GAAP)	4,722,826	4,829,958	5,187,916	5,486,268	5,501,526
(B) Less: goodwill and intangible assets	(86,343)	(85,371)	(84,676)	(84,102)	(83,960)
(E) Total tangible assets (D-B)	$ 4,636,483	$ 4,744,587	$ 5,103,240	$ 5,402,166	$ 5,417,566
Common equity-to-assets ratio (GAAP-derived) (A/D)	12.39%	12.72%	12.41%	12.26%	12.47%
Tangible common equity-to-tangible assets ratio (C/E)	10.76%	11.15%	10.96%	10.89%	11.11%

Calculation of Tangible Book Value per Common Share

(Dollars in thousands, except for per share data)	2010	2011	2012	2013	2014	2015	2016	2017 YTD
(A) Total common shareholders' equity (GAAP)	$ 486,383	$ 523,918	$ 558,655	$ 585,378	$ 614,473	$ 644,053	$ 672,650	$ 685,934
(B) Less: goodwill and intangible assets	(88,955)	(87,675)	(87,502)	(86,343)	(85,371)	(84,676)	(84,102)	(83,960)
(C) Total tangible common shareholders' equity (A-B)	$ 397,428	$ 436,243	$ 471,153	$ 499,035	$ 529,102	$ 559,377	$ 588,548	$ 601,974
(D) Actual common shares outstanding	26,590,091	26,635,424	26,666,889	26,754,761	26,248,690	26,027,584	25,875,765	25,923,630
Book value per common share (GAAP-derived) (A/D)*1000	$ 18.29	$ 19.67	$ 20.95	$ 21.88	$ 23.41	$ 24.75	$ 26.00	$ 26.46
Tangible common book value per share (C/D)*1000	$ 14.95	$ 16.38	$ 17.67	$ 18.65	$ 20.16	$ 21.49	$ 22.75	$ 23.22